Deferred Revenue	12 Months Ended
Dec. 31, 2025
Revenue From Contracts With Customers [Abstract]
Deferred Revenue	Deferred Revenue 2021, the Company entered into a precious metals purchase agreement (the “Original Xavantina Stream”) with RGLD Gold AG ("Royal Gold"), a wholly-owned subsidiary of Royal Gold, Inc., in relation to gold production from the Xavantina Operations. The Company received upfront cash consideration of $100.0 million for the purchase of 25% of an equivalent amount of gold to be produced from the Xavantina mine until 93,000 ounces of gold have been delivered and thereafter decreasing to 10% of gold produced over the remaining life of the mine. The contract will be settled by the Company delivering gold to Royal Gold. Royal Gold will make ongoing payments equal to 20% of the then prevailing spot gold price for each ounce of gold delivered until 49,000 ounces of gold have been delivered and 40% of the prevailing spot gold price for each ounce of gold delivered thereafter. Additional advances may be made by Royal Gold based on the Company achieving certain milestones as set out in the Original Xavantina Stream.

On March 28, 2025, the Company extended the terms of the Original Xavantina Stream with Royal Gold to expand the area of influence from which production is subjected to the arrangement to include additional tenements acquired by the Company since the Original Xavantina Stream was completed, and extend the gold delivery threshold milestones from 93,000 ounces of gold to 160,000 ounces of gold, before decreasing to 10% of gold produced over the remaining life of the mine. In exchange, the Company received additional upfront cash consideration of $50.0 million. The contract modification was accounted for as if the original contract was terminated and a new contract created. The remaining consideration received under the Original Xavantina Stream and the additional consideration received as a result of the modification will be allocated to future remaining gold deliveries based on stand alone selling prices on the contract modification date.

The movements in Xavantina Gold Stream deferred revenue during the years ended December 31, 2025 and 2024 are comprised of the following:

	December 31, 2025	December 31, 2024
Gold ounces delivered in the period(1)	9,692	15,917

Balance, beginning of year	$62,989	$75,549
Advances	50,000	3,249
Accretion expense	6,764	2,501
Amortization of deferred revenue(2)	(14,003)	(18,310)
Balance, end of year	$105,750	$62,989

Current portion	$12,800	$14,758
Non-current portion	92,950	48,231

(1)        During the year ended December 31, 2025, the Company delivered 9,692 ounces of gold (December 31, 2024 - 15,917 ounces) to Royal Gold for average consideration of $1,213 per ounce (December 31, 2024 - $473 per ounce). At December 31, 2025, a cumulative 54,869 ounces (December 31, 2024 - 45,177 ounces) of gold have been delivered under the Xavantina Gold Stream.
(2)    Amortization of deferred revenue during the year ended December 31, 2025 was net of $0.2 million (December 31, 2024 - $3.0 million) related to change in estimate attributed to advances received and change in life-of-mine production estimates.

As part of the Xavantina Gold Stream, the Company pledged its equity interest in Ero Gold and NX Gold to Royal Gold as collateral and provided unsecured limited recourse guarantees from Ero and NX Gold.
As of December 31, 2024, the current portion of deferred revenue included $17.0 million in customer advances related to copper concentrate sales.